UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street Suite A Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
As of June 30, 2016, Klondex Mines Ltd. ("Klondex") determined that it no longer qualified as a "foreign private issuer" as such term is defined in Rule 405 under the Securities Act of 1933, which means that Klondex, as of January 1, 2017, has been required to comply with all of the periodic disclosure and current reporting requirements of the Securities Exchange Act of 1934. We are filing this Current Report on Form 8-K to restate our unaudited condensed consolidated interim financial statements for (i) the three months ended March 31, 2016, (ii) the three and six months ended June 30, 2016, and (iii) the three and nine months ended September 30, 2016 (collectively the "2016 Interim Financial Statements") to reflect the Company's transition to US GAAP. The original 2016 Interim Financial Statements were filed on Forms 6-K on May 10, 2016, August 9, 2016, and November 4, 2016, respectively under IFRS.
Except for changes related to the Company's adoption of US GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2016 Interim Financial Statement.
Item 9.01 Financial statements and exhibits
(d) List of Exhibits

Exhibit	Description
99.1	Condensed Consolidated Interim Financial Statements for the three months ended March 31, 2016
99.2	Condensed Consolidated Interim Financial Statements for the three and six months ended June 30, 2016
99.3	Condensed Consolidated Interim Financial Statements for the three and nine months ended September 30, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: May 4, 2017	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Condensed Consolidated Interim Financial Statements for the three months ended March 31, 2016
99.2	Condensed Consolidated Interim Financial Statements for the three and six months ended June 30, 2016
99.3	Condensed Consolidated Interim Financial Statements for the three and nine months ended September 30, 2016